["* * * " indicates that material has been deleted pursuant to a confidential treatment request and filed separately with the Commission.]


                                 AMENDMENT NO. 2

     This AMENDMENT NO. 2 (this "Amendment"), dated May 14, 1998 (the "Amendment Effective Date"), by and among Tel-Save, Inc. ("TS"), a Pennsylvania corporation, and Tel-Save Holdings, Inc. ("Holdings"), a Delaware corporation, with their principal offices at 6805 Route 202, New Hope, Pennsylvania 18938, on the one hand, and America Online, Inc., a Delaware corporation with its principal offices at 22000 AOL Way, Dulles, Virginia 20166 ("AOL"), on the other hand (each a "party" and, collectively, the "parties").

     WHEREAS, TS, Holdings and AOL are parties to the Telecommunications Marketing Agreement, dated as of February 22, 1997, as heretofore corrected and amended by letter, dated April 23, 1997, and amended by an Amendment No. 1, dated as of January 25, 1998 (as so corrected and amended to the date hereof, but without giving effect to this Amendment, the "Agreement"); capitalized terms used in this Amendment without other definition are defined as in the Agreement.

     WHEREAS, the parties to the Agreement wish to make certain changes therein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     A. Extension Warrant to AOL

          1. Upon AOL's execution and delivery of this Amendment, TS shall issue and deliver to AOL a warrant to purchase 1,000,000 shares of Holdings Common Stock at an exercise price per share equal to $22.25, which warrant shall be in the form of Appendix A to this Amendment. This new warrant shall be a "Warrant" for all purposes of the Warrantholder and Stockholders Agreement.

     B. Agreement Amendments. The Agreement is amended as follows, effective as of the Amendment Effective Date:

          1. The references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder," "hereby," "herein" and "hereof") shall be deemed to be references to the Agreement as amended by this Amendment.

          2. Section I.A.41. of the Agreement is hereby amended to substitute a reference to "June 30, 2001 (June 30, 2000 with respect to the parties' rights and obligations hereunder regarding Local Telecommunications Services and Commercial Mobile Communications Services)" for the reference to "June 30, 2000" therein.

          3. Section III.A.1.(c) of the Agreement is amended to read in its entirety as follows:

               "(c) Notwithstanding anything to the contrary in this Agreement, the parties agree that, commencing * * * and ending * * * , AOL shall provide the marketing and promotions set forth in Schedule X to this Agreement."

          and the Agreement is amended to add as Schedule X thereto the Schedule X attached to this Amendment.

          4. Section III.A.1. of the Agreement is amended to add the following new subsection:

               "(g) Notwithstanding anything to the contrary herein:

                    "(i) Section  III.A.1(f)  of this  Agreement  shall apply in connection with all marketing efforts in connection with the Services, including any * * * efforts directed to subscribers to the AOL Service that may be provided under this Agreement.

                    "(ii) TS shall not contract  formally or informally  with or otherwise make payments to vendors in connection with * * * in connection with the Services. Except as otherwise agreed by AOL, AOL shall retain sole oversight and control over such vendors' *
               * * efforts, including any * * * .

                    "(iii)  All  AOL  Service  subscriber  identity  information necessary to perform any * * * efforts in connection with the Services shall be provided to * * * by AOL and shall not be disclosed to TS, and TS shall not purposefully examine or take possession of any such information or otherwise encourage any vendor or other party to disclose such information, in each case in a manner inconsistent with AOL's privacy policies (other than by virtue of TS's contact with any such subscriber after such subscriber becomes an End User).

                    "(iv) All marketing  activities by TS in connection with the
               Services shall be performed, and any subscriber information obtained by TS in connection with the Agreement shall be handled in accordance with applicable laws and regulations and in compliance with AOL's policies, including, without limitation, AOL's privacy policies and AOL's * * * procedures and guidelines."

          5. Section V.B. of the Agreement is amended to add the following new subsections:

               "7. Commencing with * * * and so long as AOL shall be providing the marketing and promotions described in Schedule X hereto (including from and after * * * , as AOL may elect), TS shall pay to AOL the amount of * * * for each Qualified End User who subscribes to the Long Distance Telecommunications Services, whether through the marketing described on Schedule X or otherwise, after such commencement date, which amounts will be paid, with respect to any month, on or before the last day of the next succeeding month."

               "8. TS shall, upon AOL's request, (a) permit AOL to monitor TS's compliance with the provisions of Section III.A.1.g hereof and (b) provide to AOL reports, detailing Gross Revenues, Actual Services Costs, Pre-Tax Profit, the gross numbers of End Users and Qualified End Users, the gross numbers of Qualified End Users since the end of the prior quarter and net End Users from the end of the prior period. At AOL's request, given reasonably in advance, TS shall provide the foregoing information at a frequency of no more than once every two weeks with respect to End User information and no more than once every 45 days with respect to Gross Revenues, Actual Services Costs and Pre-Tax Profit. In addition, TS shall provide the foregoing information with respect to any quarter within 15 days following the end of such quarter and will provide information regarding Qualified End Users who subscribed during the last month of any calendar quarter and became End Users within 35 days after the last day of such month. AOL has the right to inspect TS's records with respect to the use and treatment of all subscriber information in accordance with the procedures set forth in Section V.B.4."

          6. The second sentence of Section VII.A.5 is amended to substitute a reference to "solely through AOL or AOL's agents" for the reference to "directly or indirectly through a third party on its behalf."

          7. Section X.B.2. of the Agreement is amended to provide that the reference to "each of the first two Extension Periods" shall be deleted and replaced with a reference to "the first Extension Period" and to the extent required to reflect that there will be only one (1) "Additional Warrant".

          8. Section X.C.1.c. of the Agreement is deleted in its entirety and replaced with the following:

               "c. Either AOL or TS may terminate this Agreement by thirty (30) days prior written notice to the other in the event of an acquisition of the other party, or all or substantially all of the assets of such other party, through merger, asset acquisition, stock acquisition or otherwise, by a competitor of the party giving such notice; provided that, for purposes of this clause, neither * * * nor * * * (each, an "Excepted Company") shall be deemed a competitor of AOL if, in connection with any acquisition of TS by an Excepted Company, such Excepted Company shall agree with AOL to actively sell or market the AOL Service on a stand-alone basis, on terms and conditions providing reasonable compensation and profit to such Excepted Company; provided, that * * * shall be an "Excepted Company" for purposes of this clause only in respect of a transaction effected pursuant to the terms and conditions of a definitive binding agreement subject only to customary closing conditions (e.g., legal opinions, regulatory and other approvals and due diligence) that is executed on or before * * * ."

          9. Section X.D.4. of the Agreement is amended to replace the reference therein to "June 30, 2000" with a reference to "June 30, 2001".

          10. In the event of an acquisition of TS by * * * pursuant to Section X.C.1.c of the Agreement , then, from and after such acquisition, Sections IV.E. and X.C.1.d of the Agreement and the second sentence of Section IV.C.10 of the Agreement shall be of no further force and effect; provided, however, that after such acquisition all non-OBN traffic shall be carried on the AT&T or * * * network or a network substantially equivalent to or better than the AT&T or * *
* network, and Sections IV.E., IV.C.10 and X.C.1.d of the Agreement are hereby amended to reflect such agreement.

     C. Amendment of Other Documents.

          1. Upon effectiveness of this Amendment, the Warrant to Purchase Common Stock of Tel-Save Holdings, Inc, dated as of February 22, 1997, No. W-AOL-1 (the "Base Warrant"), and the Supplemental Warrant shall be amended to read in their entireties as set forth in Appendices B-1 and B-2, respectively, to this Amendment.

     D. Miscellaneous.

          This Amendment does not, and shall not be construed to, modify any term or condition of the Agreement (including, without limitation, any payment obligations under the Agreement) other than those specific terms and conditions expressly referenced in this Amendment. Except as herein provided, the Agreement shall remain unchanged and in full force and effect. In the event of any inconsistency or discrepancy between the Agreement and this Amendment, the terms and conditions set forth in this Amendment shall control. Neither party shall be bound by, and each party specifically objects to, any term, condition or other provision that is different from or in addition to the provisions of this Amendment and the Agreement (whether or not it would materially alter this Amendment or the Agreement) and which is proffered by the other party in any correspondence or other document, unless the party to be bound thereby specifically agrees to such provision in writing in accordance with the terms of the Agreement. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. This Amendment shall be governed by the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed on their behalf as of the Amendment Effective Date.

                                            AMERICA ONLINE, INC.

                                            By /s/ David M. Colburn
                                              ----------------------------------
                                               Name: David M. Colburn
                                               Title: Senior Vice-President

                                            TEL-SAVE, INC.

                                            By /s/ Daniel Borislow
                                              ----------------------------------
                                               Name: Daniel Borislow
                                               Title: Chairman & CEO

                                            TEL-SAVE HOLDINGS, INC.

                                            By /s/ Daniel Borislow
                                              ----------------------------------
                                               Name: Daniel Borislow
                                               Title: Chairman & CEO

                                                                      Schedule X






                                      * * *

                                                                      Appendix A


     THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS TEL-SAVE HOLDINGS, INC. RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM ANY REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND ANY SECURITIES
     ACQUIRED UPON EXERCISE OF THE WARRANT ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE WARRANTHOLDER AND STOCKHOLDERS AGREEMENT AND THE VOTING TRUST AGREEMENT, EACH DATED AS OF FEBRUARY 22, 1997.


                       NONTRANSFERABLE WARRANT TO PURCHASE

                                 COMMON STOCK OF

                             TEL-SAVE HOLDINGS, INC.

Date of Grant: As of May 14, 1998.

Void after 5:00 PM. Eastern Standard Time on May 14,  2003

No. W-AOL-5

     FOR VALUE RECEIVED, Tel-Save Holdings, Inc., a Delaware corporation (together with its successors and assigns, the "Company") hereby certifies and agrees that America Online, Inc., a Delaware corporation ("AOL" and, in its capacity as the holder of this Warrant ("this Warrant"), together with its permitted successors and assigns, the "Holder"), with its principal address at 22000 AOL Way, Dulles, Virginia 20166-9323, is entitled, subject to the terms, conditions and adjustments hereof, to receive, in one or more exercises of this Warrant, from time to time, from the Company such number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") as is determined under Paragraph 1 hereof, during the period commencing at 9:00 AM, Eastern Standard Time on the date hereof (the "Commencement Date") and ending at 5:00 PM. Eastern Standard Time on the fifth anniversary of the date hereof (such time on such date, the "Termination Date") and at such respective times and for such numbers of Warrant Shares (as defined below) as are set forth in Paragraph 1 at an exercise price per share (the "Exercise Price") of U.S. $22.25. The number of shares of Common Stock issuable upon exercise of this Warrant, the number of shares vested and the exercise price per share shall be subject to further adjustment from time to time upon the occurrence of certain events as set forth below. This Warrant is one of the "Warrants" referenced in, and issued in conjunction with, the Telecommunications Marketing Agreement, dated as of

February 22, 1997 as subsequently amended as of January 25, 1998 and as of May 14, 1998 (as amended, the "Marketing Agreement"), among the Company, Tel-Save, Inc. ("TS"), a Pennsylvania corporation and wholly owned subsidiary of the Company and AOL.

     The shares of Common Stock or any other shares or other units of stock or other securities or property or any combination thereof receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to herein as the "Exercise Shares."

1. Exercise of Warrant: Issuance of Exercise Shares.

     (a) Exercise of Warrant. This Warrant may be exercised as to the then remaining Warrant Shares that have vested as provided herein by the Holder in whole or in part from time to time on or after the Commencement Date and until and including the Termination Date as provided below. For purposes of this Warrant, "Warrant Shares" shall mean 1,000,000 shares of Common Stock (subject to adjustment as provided in Paragraph 6 hereof and to successive reduction upon any exercise of this Warrant as provided below in this clause (a)), all of which Warrant Shares are deemed for all purposes hereof to have vested as of the date hereof.

     Following the Termination Date, in the absence of the exercise hereof, the Holder shall have no rights herein to acquire any Exercise Shares and this Warrant shall lapse as to such rights. This Warrant may be exercised on any business day by delivering to the Company at its principal office, presently located at the address of the Company set forth in Paragraph 9 hereof (or such other office of the Company as shall theretofore have been designated by the Company by written notice to the Holder), together with: (i) a completed and executed irrevocable Notice of Warrant Exercise in the form set forth in Appendix A hereto and made a part hereof, specifying therein the number of Warrant Shares (which shall not exceed the number thereof then remaining as to which this Warrant is then exercisable and as to which no Notice of Warrant Exercise has previously been given) with respect to which the Holder is then exercising its rights hereunder, and (ii) subject, as indicated below, to the consent or election of the Company, within two (2) business days after receipt by the Company of such Notice of Warrant, delivery to the Company of the full Exercise Price as follows:

     (A) if the Company shall not have elected that such exercise shall be a "net issuance exercise" as provided in clause (C) of this Paragraph, payment of the full Exercise Price therefor, in immediately available funds in which case the Company, pursuant to such Notice of Warrant Exercise from Holder, (duly completed, and in accordance with Subparagraph 1(c)), shall, upon receipt of this Warrant and the original executed copy of such Notice of Warrant Exercise and payment of such Exercise Price, issue, and deliver a certificate evidencing, such number of Exercise Shares as to which this Warrant shall have been exercised; or

     (B) if the Company shall not have elected that such exercise shall be a "net issuance exercise" as provided in clause (C) of this Paragraph, through arrangements with a brokerage firm under which such brokerage firm, on behalf of the Holder, shall pay the Company the Exercise Price, and the Company pursuant to an irrevocable notice from the Holder (the form of which shall be satisfactory to the Company), shall promptly deliver the Exercise Shares being purchased to such firm; and

     (C) if the Company shall, upon receipt of a Notice of Warrant Exercise from the Holder as to Warrant Shares, and in its sole discretion, so elect, the Company may deliver a certificate evidencing such number of Exercise Shares as shall equal the quotient of (x) the product of (1) the difference between the Current Market Price (as defined in Subparagraph 6(e)) on the date of delivery of such Notice of Warrant Exercise and the then Exercise Price, multiplied by
(2) the number of Warrant Shares specified in such Notice of Warrant Exercise as to which this Warrant is to be exercised, divided by (y) the Current Market Price on the date of delivery of such Notice of Warrant Exercise (a "net issuance exercise"), in which event no payment in cash of the Exercise Price in respect of the Warrant Shares as to which such "net issuance exercise" applies need be made.

     (D) Notwithstanding the foregoing subparagraphs (A), (B) and (C), in the event of a Change of Control (as defined below), the Holder, and not the Company, may elect in its Notice of Warrant Exercise that the exercise shall be a "net issuance exercise", in which event the Company shall deliver a certificate evidencing such number of Exercise Shares as shall equal the quotient of (x) the product of (1) the difference between the Current Market Price (as defined in Subparagraph 6(e)) on the date of delivery of such Notice of Warrant Exercise and the then Exercise Price, multiplied by (2) the number of Warrant Shares specified in such Notice of Warrant Exercise as to which this Warrant is to be exercised, divided by (y) the Current Market Price on the date of delivery of such Notice of Warrant Exercise, in which event no payment in cash of the Exercise Price in respect of the Warrant Shares as to which such "net issuance exercise" applies need be made. "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

               a. During any period of twelve consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new or replacement directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

               b. At any time during any period of twelve consecutive months, any "person" or "group" (each as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who or which was not an "Affiliate" (as defined in the Exchange Act) of the Company at the beginning of such period, becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares representing more than 50% of the combined voting power of the then-outstanding securities entitled to vote in the election of directors of the Company; or

               c. Any merger or consolidation of the Company with or into another corporation, or any merger of any other person into the Company unless the holders of shares of the Company immediately prior to such transaction are the owners, directly or indirectly, immediately following such transaction, of at least a majority of the total voting power of the corporation resulting from such transaction, or any sale of all or substantially all of the assets of the Company or Tel-Save, Inc. to any person (other than to one or more wholly owned subsidiaries of the Company);

          provided that "Change of Control" shall in any event include any transaction respecting TS that is referred to in Section X.C.1.(c) of the Marketing Agreement.

     Upon such exercise pursuant to a Notice of Warrant Exercise and issuance of such Exercise Shares, the number of Warrant Shares automatically shall be reduced by the number of Warrant Shares as to which this Warrant is to be exercised specified in such Notice of Warrant Exercise.

     In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant of like tenor evidencing the rights of the Holder thereof with respect to the balance of the Warrant Shares under the Warrant so surrendered.

     No adjustments shall be made for any cash dividends on Exercise Shares issuable upon exercise of this Warrant.

     (b) Issuance of Exercise Shares; Delivery of Warrant Certificates. The Company at its expense shall, as soon as practicable and in any event within three (3) business days, after the exercise of this Warrant, issue in the name of the Holder (or such other person or persons, if any, as specifically permitted under the terms hereof and as the Holder shall have designated in the Notice of Warrant Exercise) one or more certificates representing the Exercise Shares to which the Holder (or such other persons or persons) shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder (or such other person or persons so permitted and designated) shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant (including payment of the Exercise Price therefor).

     (c) Exercise Shares Fully Paid and Non-assessable. The Company agrees and covenants that all Exercise Shares issued or delivered upon the due exercise (including payment of the Exercise Price therefor) of this Warrant will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than those taxes that, pursuant to Paragraph 2 hereof, the Company shall not be obligated to pay), liens, charges and security interests created by or in favor of the Company with respect to the issuance thereof (other than the limitations on such Exercise Shares imposed by applicable securities laws and limitations expressly included in this Warrant).

     (d) Fractional Shares. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver certificates that evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this Subparagraph (d), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Price of the Exercise Share.

2. Payment of Taxes. The Company will pay all documentary stamp taxes, original issue or similar taxes if any, attributable to the issuance of Exercise Shares upon the exercise of this

Warrant; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer of this Warrant or any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the Holder of this Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax required to be withheld or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

3. Mutilated or Missing Warrant. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of, this Warrant, if mutilated, or in lieu of and in substitution for this Warrant if lost, stolen or destroyed, a new Warrant of like tenor and in the same aggregate denomination (but reflecting the number of Warrant Shares as to which this Warrant was then exercisable), but only (i) in the case of loss, theft or destruction, upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, in the case of AOL as the Holder, AOL's indemnity, and, in the case of any other Person as the holder, indemnity or bond, if requested, in each case also reasonably satisfactory to the Company, and (ii) in the case of mutilation, upon surrender of this Warrant. The applicant for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4. Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including, without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5. Notices of Corporate Action. In the event of a proposal by the Company (or of which the Company shall have knowledge) for:

     (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any statutory exchange, consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company will deliver to the Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, statutory exchange, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, statutory exchange, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall with respect to Subparagraphs (a) and (b) hereof, be furnished at least 20 days prior to the date therein specified and, with respect to Subparagraph (c) hereof, be furnished promptly upon the commencement of any event described therein.

6. Adjustment of Exercise Price Warrant Shares and Exercise Shares. The Exercise Price, the number of Warrant Shares and the kind of Exercise Shares issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events after the date hereof as hereinafter provided. The Exercise Price in effect at any time, the number of Warrant Shares and the kind of securities issuable upon exercise of this Warrant shall be subject to adjustment as follows:

     (a) If the Company shall after the date hereof (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or classify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, such Holder would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2-for-1 stock dividend or stock split and the Exercise Price immediately prior to such event was $5.00 per share, the adjusted Exercise Price immediately after such event would be $2.50 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) In case the Company shall after the date hereof issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the Current Market Price of the Common Stock (as defined in Subparagraph (e) of this Paragraph below) on the record date mentioned below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Current Market Price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchases (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and, to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants, the Exercise Price for Warrant Shares as to which no exercise has been made shall be readjusted to the Exercise Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

     (c) If, after the date hereof, there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Subparagraphs (a) and
(b) above), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company (referred to in this Subparagraph (c) as a "Reclassification"), then, as a condition of such Reclassification, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reclassification by a holder of the number of shares of Common Stock that might have been purchased by the Holder immediately prior to such Reclassification, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

     (d) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Subparagraphs (a), (b) and (c) above, the number of Warrant Shares that have vested as of such time and the maximum number of Warrant Shares that may then be issuable pursuant to this Warrant shall each simultaneously be adjusted by multiplying (x) each such number by (y) a fraction, the numerator of which is the Exercise Price in effect just prior to such adjustment and the denominator of which is the Exercise Price, as adjusted.

     (e) For the purpose of any computation in this Warrant, the Current Market Price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 10 consecutive business days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and lowest reported asked prices as reported by NASDAQ, or other similar organizations if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors.

     (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least ten cents ($0.10) in such price; provided, however, that any adjustments that by reason of this Subparagraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Paragraph 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Paragraph 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such additional reductions in the Exercise Price, in addition to those required by this Paragraph 6, as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to purchase Common Stock or distribution of evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this Paragraph 6 hereafter made by the Company to the Holders of its Common Stock shall not result in any tax to the Holders of its Common Stock or securities convertible into Common Stock.

     (g) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly cause a notice, setting forth the adjusted Exercise Price and adjusted number of Warrant Shares as to which a Notice of Warrant Exercise may be given under this Warrant, to be mailed to the Holders, at their last addresses appearing in the books of the Company, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Paragraph 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

     (h) In the event that at any time, as a result of an adjustment made pursuant to Subparagraph 6(a) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subparagraphs (a) to (f), inclusive, of Paragraph 6 above.

     (i) Irrespective of any adjustments in the Exercise Price, the number of Warrant Shares or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued in exchange or substitution for this Warrant or any part thereof may continue to express the same price and number and kind of shares as are stated in this Warrant.

     (j)  Whenever  the  Exercise  Price  shall be  adjusted  as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and, in the case of an Exercise Price adjustment, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, mail a copy by
certified   mail  or  such   certificate   to  the   Holder.

7. Restrictions on Transferability: Restrictive Legends: Indemnification.

     (a) Neither this Warrant nor the right to exercise this Warrant or to receive Exercise Shares upon any such exercise may be sold, assigned or transferred by the Holder, except that this Warrant and such rights may be transferred, upon compliance with the other Subparagraphs of this Paragraph 7, by AOL, as the Holder, to (i) any successor to AOL by reason of a merger, consolidation or statutory exchange of AOL or any successor to all or substantially all of AOL's assets if such successor assumes in writing this Warrant and all of AOL's liabilities and obligations under the Marketing Agreement; or (ii) any subsidiary or affiliate of AOL; provided that AOL owns voting stock of such subsidiary or affiliate entitling AOL to at least 80% of the voting power thereof in the election of directors. Any sale, assignment or transfer of this Warrant in violation of this Paragraph 7 is null and void as of the time of such transfer.

     (b) No Exercise Share may be offered for sale or sold, or otherwise transferred or sold in any transaction that would constitute a sale thereof within the meaning of the Securities Act, unless (i) such security has been registered for sale under the Securities Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) an exemption from the registration requirements of the Securities Act and the registration or qualifications requirements of all such state securities laws are available and the Company shall have received an opinion of counsel (which may be an opinion that covers multiple or all subsequent sales) satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act, such counsel and such opinion to be reasonably satisfactory to the Company.

     (c) Except as otherwise permitted by this Paragraph 7, this Warrant and any Warrant issued upon direct or indirect transfer of or in substitution for this Warrant or any part thereof shall be stamped or otherwise imprinted with a legend substantially in the form of the legend with respect to transfer limitation and securities acts at the head of this Warrant.

     (d) Except as otherwise permitted by this Paragraph 7, each certificate for an Exercise Share issued upon exercise of this Warrant or any Warrant issued upon direct or indirect transfer of or in substitution for this Warrant or any part thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

               The  shares  represented  by  this  certificate  are  subject  to restrictions imposed by the federal Securities Act of 1933, as amended, and applicable state securities laws. The shares may not be sold or transferred in the absence of registration or an exemption therefrom under such Securities Act of 1933 and such applicable state securities laws. All shares represented by this Certificate are subject to the terms and conditions of a Warrantholder and Stockholders Agreement, dated as of February 22, 1997, and a Voting Trust Agreement, dated as the same date both of which may be examined at the offices of TelSave Holdings, Inc., New Hope, Pennsylvania.

     (e) The Company shall, at the request of any registered holder of an Exercise Share, exchange the certificate representing such security for a certificate representing the same security not bearing the restrictive legend required by Subparagraph 7(d) if the Exercise Shares may be sold or transferred pursuant to the provisions of Rule 144(k) and, in the reasonable opinion of counsel to the Company, such restrictive legend is no longer necessary.

     (f) The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising solely from the disposition of this Warrant or any Exercise Share held by such Holder or any interest therein in violation of the provisions of this Subparagraph 7(b).

     (g) The Holder of this Warrant is entitled to the benefit of such registration rights in respect of the Shares of Common Stock issuable to such Holder upon exercise of the Warrants as are set forth in the Warrantholder and Stockholders Agreement, dated as of February 22, 1997, among the Company, Tel-Save, Inc., a Pennsylvania corporation and wholly owned subsidiary of the Company and the Holder.

8. Company Representations and Warranties. Company hereby represents and warrants to AOL as follows:

     (a) Due Organization: Good Standing. Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and (ii) has the corporate power and authority to own its properties and assets and to carry on its business as now conducted.

     (b) Authorization. The execution, delivery and performance by Company of this Warrant are within its corporate powers and have been duly authorized by all necessary corporate action.

     (c) No Conflict. The execution, delivery and performance by Company of this Warrant do not contravene any provision of its charter or by-laws, and do not conflict with, result in a breach of, or constitute a default under, any agreement, instrument, covenant or other restriction to which the Company is a party or by which it or any of its assets is bound.

     (d) Enforceability. This Warrant is the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other laws affecting creditors' rights generally or by the availability of equitable remedies.


     (e) Capitalization. As of March 31, 1998, the authorized equity capitalization of Company consists of 300,000,000 shares of Common Stock, par value $.01 per share, of which 64,535,012 shares were issued and outstanding, 2,714,623 were held in treasury and 39,072,696 shares were reserved for issuance upon the exercise of outstanding options or warrants or conversion of outstanding convertible notes and 5,000,000 shares of undesignated Preferred Stock, par value $.01 per share, of which no shares were issued and outstanding. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant. Upon issuance of the shares of Common Stock upon exercise of this Warrant, such shares will have been duly authorized and validly issued and will be fully paid and nonassessable shares of Common Stock of the Company, and not subject to preemptive rights or rights to first refusal.

     (f) Commission Filings. Company has made available to AOL copies of Company's (i) Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, and (ii) filings by Company under the Securities Act and other filings by Company under the Exchange Act, in each case since January 1, 1998 and as filed with the SEC. Company has filed all reports, registration statements and other documents (the "SEC Reports") required to be filed under the Exchange Act and the rules and regulations thereunder, the SEC Reports complied, in all material respects, with the requirements of the Exchange Act, such compliance to be determined, to the extent applicable, in accordance with the standards applied to the reports in the following two sentences. As of their respective dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under
which  they  were  made,  not   misleading.

9. Notices. All notices or other communications under this Warrant shall be in writing and shall be deemed to have been given if delivered by hand or mailed by certified mail, postage prepaid, return receipt requested, or delivered by facsimile transmission (which shall be followed by delivery of an original copy), addressed as follows:

                           If to the Company:

                           Tel-Save Holdings, Inc.
                           6805 Route 202
                           New Hope, PA 18938
                           Facsimile No. 215-862-1083

                           with a copy to:

                           Aloysius T. Lawn, IV, Esquire
                           General Counsel and Secretary
                           Tel-Save Holdings, Inc.
                           6805 Route 202
                           New Hope, PA 18938
                           Facsimile No. 215-862-1085

                           and to the Holder:

                           American Online, Inc.
                           22000 AOL Way
                           Dulles, VA 20166
                           Attn: General Counsel
                           with a copy to:  Head of Business Affairs
                           Facsimile No. 703-265-2208

Either of the Company or the Holder may from time to time change the address or facsimile number to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 9.

10. Supplements and Amendments. Except as otherwise provided herein, this Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

11. Severability. If for any reason any provision, paragraph or term of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

12. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of said State.

13. Entire Agreement. This Warrant consists of all the terms and conditions contained herein and all documents incorporated herein specifically by reference and constitutes the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to the rights and obligations provided hereunder.

14. Headings: Construction. Paragraph and Subparagraph headings used herein are included herein for conveniences of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose. The words "herein," "hereof," "hereby," "hereto," "hereunder" and words of similar import refer to this Warrant as a whole and not to any particular article, section, paragraph, subparagraph or other subdivision of this Warrant. Defined terms shall include the plural and the singular as the context shall require.

15. Consent and Acknowledgment of Holder. The terms and conditions of this Warrant are agreed and consented to by the Holder, as evidenced by Holder's signature on the line provided below. This Warrant shall bind and be enforceable by and against the Holder and such Holder's successors, heirs, estates, representatives and assigns and the Company and its successors and assigns.

     IN WITNESS WHEREOF, the Company and the Holder have caused these presents to be duly executed as of the day and year written above.

                                                TEL-SAVE HOLDINGS, INC.



                                                By:/s/ Daniel Borislow
                                                   ----------------------------
                                                   Name:  Daniel Borislow
                                                   Title:  Chairman & CEO

         Accepted by:

         AMERICA ONLINE, INC.

         By:/s/ David M. Colburn
           ----------------------
           Name:  David M. Colburn
           Title: Senior Vice President

APPENDIX A

                           NOTICE OF WARRANT EXERCISE

     Pursuant to the attached Warrant ("Warrant"), by and between the undersigned and Tel-Save Holdings, Inc., a Delaware corporation (the "Company"), dated as of May [ ], 1998, the undersigned hereby irrevocably elects to exercise the Warrant with respect to ___________________ Warrant Shares (as such term is defined in the Warrant) as provided for therein. [The undersigned hereby also elects that the exercise shall be a "net issuance exercise" as provided in
Section 1(a)(D) of the Warrant.]

     The undersigned requests that a certificate for the Exercise Shares issuable in accordance with the terms of the Warrant upon the exercise as requested above be issued in the name of:



-------------------------------------------------


--------------------------------------------------------------------------------
(Please print name, address and social security number)

Dated:
           -------------------------------------------------------------
Address:
           -------------------------------------------------------------

           -------------------------------------------------------------

           -------------------------------------------------------------

           -------------------------------------------------------------
Signature:
           -------------------------------------------------------------

                                                                    Appendix B-1



         THIS  WARRANT AND ANY  SECURITIES  ACQUIRED  UPON THE  EXERCISE OF THIS
         WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS TEL-SAVE HOLDINGS, INC. RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM ANY REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THE WARRANT ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE WARRANTHOLDER AND STOCKHOLDERS AGREEMENT AND THE VOTING TRUST AGREEMENT, EACH DATED AS OF FEBRUARY 22, 1997.

                       NONTRANSFERABLE WARRANT TO PURCHASE

                                 COMMON STOCK OF

                             TEL-SAVE HOLDINGS, INC.

Date of Grant:  As of February  22, 1997 (as amended and  restated as of May 14,
1998).

Void after 5:00 PM. Eastern Standard Time on February 22, 2002

No. W-AOL-3

         FOR VALUE RECEIVED, Tel-Save Holdings, Inc., a Delaware corporation (together with its successors and assigns, the "Company") hereby certifies and agrees that America Online, Inc., a Delaware corporation ("AOL" and, in its capacity as the holder of this Warrant ("this Warrant"), together with its permitted successors and assigns, the "Holder"), with its principal address at 22000 AOL Way, Dulles, Virginia 20166-9323, is entitled, subject to the terms, conditions and adjustments hereof, to receive, in one or more exercises of this Warrant, from time to time, from the Company such number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") as is determined under Paragraph 1 hereof, during the period commencing at 9:00 AM, Eastern Standard Time on the date hereof (the "Commencement Date") and ending at 5:00 PM. Eastern Standard Time on the fifth anniversary of the date hereof (such time on such date, the "Termination Date") and at such respective times and for such numbers of Warrant Shares (as defined below) as are set forth in Paragraph 1 at an exercise price per share (the "Exercise Price") of U.S. $15.50. The number of shares of Common Stock issuable upon exercise of this Warrant, the number of shares vested and the exercise price per share shall be subject to further adjustment from time to time upon the occurrence of certain events as set forth below. This Warrant is one of the "Warrants" referenced in, and issued in conjunction with, the Telecommunications Marketing Agreement, dated as of

February 22, 1997 as subsequently amended as of January 25, 1998 and as of May 14, 1998 (as amended, the "Marketing Agreement"), among the Company, Tel-Save, Inc. ("TS"), a Pennsylvania corporation and wholly owned subsidiary of the Company and AOL.

         The shares of Common Stock or any other shares or other units of stock or other securities or property or any combination thereof receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to herein as the "Exercise Shares."

1.   Exercise of Warrant: Issuance of Exercise Shares.

     (a) Exercise of Warrant. This Warrant may be exercised as to the then remaining Warrant Shares that have vested as provided herein by the Holder in whole or in part from time to time on or after the Commencement Date and until and including the Termination Date as provided below. For purposes of this Warrant, "Warrant Shares" shall mean 4,000,000 shares of Common Stock (subject to adjustment as provided in Paragraph 6 hereof and to successive reduction upon any exercise of this Warrant as provided below in this clause (a)), all of which Warrant Shares are deemed for all purposes hereof to have vested as of the date hereof.

     Following the Termination Date, in the absence of the exercise hereof, the Holder shall have no rights herein to acquire any Exercise Shares and this Warrant shall lapse as to such rights. This Warrant may be exercised on any business day by delivering to the Company at its principal office, presently located at the address of the Company set forth in Paragraph 9 hereof (or such other office of the Company as shall theretofore have been designated by the Company by written notice to the Holder), together with: (i) a completed and executed irrevocable Notice of Warrant Exercise in the form set forth in Appendix A hereto and made a part hereof, specifying therein the number of Warrant Shares (which shall not exceed the number thereof then remaining as to which this Warrant is then exercisable and as to which no Notice of Warrant Exercise has previously been given) with respect to which the Holder is then exercising its rights hereunder, and (ii) subject, as indicated below, to the consent or election of the Company, within two (2) business days after receipt by the Company of such Notice of Warrant, delivery to the Company of the full Exercise Price as follows:

     (A) if the Company shall not have elected that such exercise shall be a "net issuance exercise" as provided in clause (C) of this Paragraph, payment of the full Exercise Price therefor, in immediately available funds in which case the Company, pursuant to such Notice of Warrant Exercise from Holder, (duly completed, and in accordance with Subparagraph 1(c)), shall, upon receipt of this Warrant and the original executed copy of such Notice of Warrant Exercise and payment of such Exercise Price, issue, and deliver a certificate evidencing, such number of Exercise Shares as to which this Warrant shall have been exercised; or

     (B) if the Company shall not have elected that such exercise shall be a "net issuance exercise" as provided in clause (C) of this Paragraph, through arrangements with a brokerage firm under which such brokerage firm, on behalf of the Holder, shall pay the Company the Exercise Price, and the Company pursuant to an irrevocable notice from the Holder (the form of which shall be satisfactory to the Company), shall promptly deliver the Exercise Shares being purchased to such firm; and

     (C) if the Company shall, upon receipt of a Notice of Warrant Exercise from the Holder as to Warrant Shares, and in its sole discretion, so elect, the Company may deliver a certificate evidencing such number of Exercise Shares as shall equal the quotient of (x) the product of (1) the difference between the Current Market Price (as defined in Subparagraph 6(e)) on the date of delivery of such Notice of Warrant Exercise and the then Exercise Price, multiplied by
(2) the number of Warrant Shares specified in such Notice of Warrant Exercise as to which this Warrant is to be exercised, divided by (y) the Current Market Price on the date of delivery of such Notice of Warrant Exercise (a "net issuance exercise"), in which event no payment in cash of the Exercise Price in respect of the Warrant Shares as to which such "net issuance exercise" applies need be made.

     (D) Notwithstanding the foregoing subparagraphs (A), (B) and (C), in the event of a Change of Control (as defined below), the Holder, and not the Company, may elect in its Notice of Warrant Exercise that the exercise shall be a "net issuance exercise", in which event the Company shall deliver a certificate evidencing such number of Exercise Shares as shall equal the quotient of (x) the product of (1) the difference between the Current Market Price (as defined in Subparagraph 6(e)) on the date of delivery of such Notice of Warrant Exercise and the then Exercise Price, multiplied by (2) the number of Warrant Shares specified in such Notice of Warrant Exercise as to which this Warrant is to be exercised, divided by (y) the Current Market Price on the date of delivery of such Notice of Warrant Exercise, in which event no payment in cash of the Exercise Price in respect of the Warrant Shares as to which such "net issuance exercise" applies need be made. "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

              a. During any period of twelve consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new or replacement directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

              b. At any time during any period of twelve consecutive months, any "person" or "group" (each as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who or which was not an "Affiliate" (as defined in the Exchange Act) of the Company at the beginning of such period, becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares representing more than 50% of the combined voting power of the then-outstanding securities entitled to vote in the election of directors of the Company; or

              c. Any merger or consolidation of the Company with or into another corporation, or any merger of any other person into the Company unless the holders of shares of the Company immediately prior to such transaction are the owners, directly or indirectly, immediately following such transaction, of at least a majority of the total voting power of the corporation resulting from such transaction, or any sale of all or substantially all of the assets of the Company or Tel-Save, Inc. to any person (other than to one or more wholly owned subsidiaries of the Company);

     provided  that  "Change  of  Control"   shall  in  any  event  include  any
     transaction respecting TS that is referred to in Section X.C.1.(c) of the Marketing Agreement.

     Upon such exercise pursuant to a Notice of Warrant Exercise and issuance of such Exercise Shares, the number of Warrant Shares automatically shall be reduced by the number of Warrant Shares as to which this Warrant is to be exercised specified in such Notice of Warrant Exercise.

     In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant of like tenor evidencing the rights of the Holder thereof with respect to the balance of the Warrant Shares under the Warrant so surrendered.

     No adjustments shall be made for any cash dividends on Exercise Shares issuable upon exercise of this Warrant.

     (b) Issuance of Exercise Shares; Delivery of Warrant Certificates. The Company at its expense shall, as soon as practicable and in any event within three (3) business days, after the exercise of this Warrant, issue in the name of the Holder (or such other person or persons, if any, as specifically permitted under the terms hereof and as the Holder shall have designated in the Notice of Warrant Exercise) one or more certificates representing the Exercise Shares to which the Holder (or such other persons or persons) shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder (or such other person or persons so permitted and designated) shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant (including payment of the Exercise Price therefor).

     (c) Exercise Shares Fully Paid and Non-assessable. The Company agrees and covenants that all Exercise Shares issued or delivered upon the due exercise (including payment of the Exercise Price therefor) of this Warrant will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than those taxes that, pursuant to Paragraph 2 hereof, the Company shall not be obligated to pay), liens, charges and security interests created by or in favor of the Company with respect to the issuance thereof (other than the limitations on such Exercise Shares imposed by applicable securities laws and limitations expressly included in this Warrant).

     (d) Fractional Shares. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver certificates that evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this Subparagraph (d), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Price of the Exercise Share.

2. Payment of Taxes. The Company will pay all documentary stamp taxes, original issue or similar taxes if any, attributable to the issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer of this Warrant or any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the Holder of this Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax required to be withheld or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

3. Mutilated or Missing Warrant. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of, this Warrant, if mutilated, or in lieu of and in substitution for this Warrant if lost, stolen or destroyed, a new Warrant of like tenor and in the same aggregate denomination (but reflecting the number of Warrant Shares as to which this Warrant was then exercisable), but only (i) in the case of loss, theft or destruction, upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, in the case of AOL as the Holder, AOL's indemnity, and, in the case of any other Person as the holder, indemnity or bond, if requested, in each case also reasonably satisfactory to the Company, and (ii) in the case of mutilation, upon surrender of this Warrant. The applicant for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4. Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including, without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5. Notices of Corporate Action. In the event of a proposal by the Company (or of which the Company shall have knowledge) for:

     (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any statutory exchange, consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company will deliver to the Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, statutory exchange, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, statutory exchange, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall with respect to Subparagraphs (a) and (b) hereof, be furnished at least 20 days prior to the date therein specified and, with respect to Subparagraph (c) hereof, be furnished promptly upon the commencement of any event described therein.

6. Adjustment of Exercise Price Warrant Shares and Exercise Shares. The Exercise Price, the number of Warrant Shares and the kind of Exercise Shares issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events after the date hereof as hereinafter provided. The Exercise Price in effect at any time, the number of Warrant Shares and the kind of securities issuable upon exercise of this Warrant shall be subject to adjustment as follows:

     (a) If the Company shall after the date hereof (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or classify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, such Holder would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2-for-1 stock dividend or stock split and the Exercise Price immediately prior to such event was $5.00 per share, the adjusted Exercise Price immediately after such event would be $2.50 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) In case the Company shall after the date hereof issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the Current Market Price of the Common Stock (as defined in Subparagraph (e) of this Paragraph below) on the record date mentioned below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Current Market Price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchases (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and, to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants, the Exercise Price for Warrant Shares as to which no exercise has been made shall be readjusted to the Exercise Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

     (c) If, after the date hereof, there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Subparagraphs (a) and
(b) above), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company (referred to in this Subparagraph (c) as a "Reclassification"), then, as a condition of such Reclassification, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reclassification by a holder of the number of shares of Common Stock that might have been purchased by the Holder immediately prior to such Reclassification, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

     (d) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Subparagraphs (a), (b) and (c) above, the number of Warrant Shares that have vested as of such time and the maximum number of Warrant Shares that may then be issuable pursuant to this Warrant shall each simultaneously be adjusted by multiplying (x) each such number by (y) a fraction, the numerator of which is the Exercise Price in effect just prior to such adjustment and the denominator of which is the Exercise Price, as adjusted.

     (e) For the purpose of any computation in this Warrant, the Current Market Price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 10 consecutive business days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and lowest reported asked prices as reported by NASDAQ, or other similar organizations if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors.

     (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least ten cents ($0.10) in such price; provided, however, that any adjustments that by reason of this Subparagraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Paragraph 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Paragraph 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such additional reductions in the Exercise Price, in addition to those required by this Paragraph 6, as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to purchase Common Stock or distribution of evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this Paragraph 6 hereafter made by the Company to the Holders of its Common Stock shall not result in any tax to the Holders of its Common Stock or securities convertible into Common Stock.

     (g) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly cause a notice, setting forth the adjusted Exercise Price and adjusted number of Warrant Shares as to which a Notice of Warrant Exercise may be given under this Warrant, to be mailed to the Holders, at their last addresses appearing in the books of the Company, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Paragraph 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

     (h) In the event that at any time, as a result of an adjustment made pursuant to Subparagraph 6(a) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subparagraphs (a) to (f), inclusive, of Paragraph 6 above.

     (i) Irrespective of any adjustments in the Exercise Price, the number of Warrant Shares or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued in exchange or substitution for this Warrant or any part thereof may continue to express the same price and number and kind of shares as are stated in this Warrant.

     (j) Whenever the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and, in the case of an Exercise Price adjustment, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail or such certificate to the Holder.

7.   Restrictions on Transferability: Restrictive Legends: Indemnification.

     (a) Neither this Warrant nor the right to exercise this Warrant or to receive Exercise Shares upon any such exercise may be sold, assigned or transferred by the Holder, except that this Warrant and such rights may be transferred, upon compliance with the other Subparagraphs of this Paragraph 7, by AOL, as the Holder, to (i) any successor to AOL by reason of a merger, consolidation or statutory exchange of AOL or any successor to all or substantially all of AOL's assets if such successor assumes in writing this Warrant and all of AOL's liabilities and obligations under the Marketing Agreement; or (ii) any subsidiary or affiliate of AOL; provided that AOL owns voting stock of such subsidiary or affiliate entitling AOL to at least 80% of the voting power thereof in the election of directors. Any sale, assignment or transfer of this Warrant in violation of this Paragraph 7 is null and void as of the time of such transfer.

     (b) No Exercise Share may be offered for sale or sold, or otherwise transferred or sold in any transaction that would constitute a sale thereof within the meaning of the Securities Act, unless (i) such security has been registered for sale under the Securities Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) an exemption from the registration requirements of the Securities Act and the registration or qualifications requirements of all such state securities laws are available and the Company shall have received an opinion of counsel (which may be an opinion that covers multiple or all subsequent sales) satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act, such counsel and such opinion to be reasonably satisfactory to the Company.

     (c) Except as otherwise permitted by this Paragraph 7, this Warrant and any Warrant issued upon direct or indirect transfer of or in substitution for this Warrant or any part thereof shall be stamped or otherwise imprinted with a legend substantially in the form of the legend with respect to transfer limitation and securities acts at the head of this Warrant.

     (d) Except as otherwise permitted by this Paragraph 7, each certificate for an Exercise Share issued upon exercise of this Warrant or any Warrant issued upon direct or indirect transfer of or in substitution for this Warrant or any part thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

                The  shares  represented  by this  certificate  are  subject  to restrictions imposed by the federal Securities Act of 1933, as amended, and applicable state securities laws. The shares may not be sold or transferred in the absence of registration or an exemption therefrom under such Securities Act of 1933 and such applicable state securities laws. All shares represented by this Certificate are subject to the terms and conditions of a Warrantholder and Stockholders Agreement, dated as of February 22, 1997, and a Voting Trust Agreement, dated as the same date both of which may be examined at the offices of TelSave Holdings, Inc., New Hope, Pennsylvania.

     (e) The Company shall, at the request of any registered holder of an Exercise Share, exchange the certificate representing such security for a certificate representing the same security not bearing the restrictive legend required by Subparagraph 7(d) if the Exercise Shares may be sold or transferred pursuant to the provisions of Rule 144(k) and, in the reasonable opinion of counsel to the Company, such restrictive legend is no longer necessary.

     (f) The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising solely from the disposition of this Warrant or any Exercise Share held by such Holder or any interest therein in violation of the provisions of this Subparagraph 7(b).

     (g) The Holder of this Warrant is entitled to the benefit of such registration rights in respect of the Shares of Common Stock issuable to such Holder upon exercise of the Warrants as are set forth in the Warrantholder and Stockholders Agreement, dated as of February 22, 1997, among the Company, Tel-Save, Inc., a Pennsylvania corporation and wholly owned subsidiary of the Company and the Holder.

8. Company Representations and Warranties. Company hereby represents and warrants to AOL as follows:

     (a) Due Organization: Good Standing. Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and (ii) has the corporate power and authority to own its properties and assets and to carry on its business as now conducted.

     (b) Authorization. The execution, delivery and performance by Company of this Warrant are within its corporate powers and have been duly authorized by all necessary corporate action.

     (c) No Conflict. The execution, delivery and performance by Company of this Warrant do not contravene any provision of its charter or by-laws, and do not conflict with, result in a breach of, or constitute a default under, any agreement, instrument, covenant or other restriction to which the Company is a party or by which it or any of its assets is bound.

     (d) Enforceability. This Warrant is the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other laws affecting creditors' rights generally or by the availability of equitable remedies.

     (e) Capitalization. As of February 13, 1997, the authorized equity capitalization of Company consists of 100,000,000 shares of Common Stock, par value $.01 per share, of which 62,887,998 shares were issued and outstanding, 10,503,800 shares were reserved for issuance upon the exercise of outstanding options or warrants and no shares were held in treasury and 5,000,000 shares of undesignated Preferred Stock, par value $.01 per share, of which no shares were issued and outstanding. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant. Upon issuance of the shares of

Common Stock upon exercise of this Warrant, such shares will have been duly authorized and validly issued and will be fully paid and nonassessable shares of Common Stock of the Company, and not subject to preemptive rights or rights of first refusal.

     (f) Commission Filings. Company has made available to AOL copies of Company's (i) Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, and (ii) filings by Company under the Securities Act and other filings by Company under the Exchange Act, in each case since January 1, 1998 and as filed with the SEC. Company has filed all reports, registration statements and other documents (the "SEC Reports") required to be filed under the Exchange Act and the rules and regulations thereunder, the SEC Reports complied, in all material respects, with the requirements of the Exchange Act, such compliance to be determined, to the extent applicable, in accordance with the standards applied to the reports in the following two sentences. As of their respective dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


9. Notices. All notices or other communications under this Warrant shall be in writing and shall be deemed to have been given if delivered by hand or mailed by certified mail, postage prepaid, return receipt requested, or delivered by facsimile transmission (which shall be followed by delivery of an original copy), addressed as follows:

                           If to the Company:

                           Tel-Save Holdings, Inc.
                           6805 Route 202
                           New Hope, PA 18938
                           Facsimile No. 215-862-1083

                           with a copy to:

                           Aloysius T. Lawn, IV, Esquire
                           General Counsel and Secretary
                           Tel-Save Holdings, Inc.
                           6805 Route 202
                           New Hope, PA 18938
                           Facsimile No. 215-862-1085

                           and to the Holder:

                           American Online, Inc.
                           22000 AOL Way
                           Dulles, VA 20166
                           Attn: General Counsel
                           with a copy to:  Head of Business Affairs
                           Facsimile No. 703-265-2208

Either of the Company or the Holder may from time to time change the address or facsimile number to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 9.

10. Supplements and Amendments. Except as otherwise provided herein, this Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

11. Severability. If for any reason any provision, paragraph or term of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

12. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of said State.

13. Entire Agreement. This Warrant consists of all the terms and conditions contained herein and all documents incorporated herein specifically by reference and constitutes the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to the rights and obligations provided hereunder.

14. Headings: Construction. Paragraph and Subparagraph headings used herein are included herein for conveniences of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose. The words "herein," "hereof," "hereby," "hereto," "hereunder" and words of similar import refer to this Warrant as a whole and not to any particular article, section, paragraph, subparagraph or other subdivision of this Warrant. Defined terms shall include the plural and the singular as the context shall require.

15. Consent and Acknowledgment of Holder. The terms and conditions of this Warrant are agreed and consented to by the Holder, as evidenced by Holder's signature on the line provided below. This Warrant shall bind and be enforceable by and against the Holder and such Holder's successors, heirs, estates, representatives and assigns and the Company and its successors and assigns.

     IN WITNESS WHEREOF, the Company and the Holder have caused these presents to be duly executed as of the day and year written above.

                                                      TEL-SAVE HOLDINGS, INC.

                                                      By:/s/ Daniel Borislow
                                                         -------------------
                                                         Name:  Daniel Borislow
                                                         Title:  Chairman & CEO

Accepted by:

AMERICA ONLINE, INC.

By:/s/ David M. Colburn
   -------------------------
   Name:  David M. Colburn
   Title:  Senior Vice President

                                   APPENDIX A

                           NOTICE OF WARRANT EXERCISE

     Pursuant to the attached Warrant ("Warrant"), by and between the undersigned and Tel-Save Holdings, Inc., a Delaware corporation (the "Company"), dated as of May [ ], 1998, the undersigned hereby irrevocably elects to exercise the Warrant with respect to ___________________ Warrant Shares (as such term is defined in the Warrant) as provided for therein. [The undersigned hereby also elects that the exercise shall be a "net issuance exercise" as provided in
Section 1(a)(D) of the Warrant.]

     The undersigned requests that a certificate for the Exercise Shares issuable in accordance with the terms of the Warrant upon the exercise as requested above be issued in the name of:




--------------------------------------------------------


--------------------------------------------------------------------------------
(Please print name, address and social security number)

Dated:
             -------------------------------------------------------------

             -------------------------------------------------------------
Address:
             -------------------------------------------------------------

             -------------------------------------------------------------

             -------------------------------------------------------------
Signature:
             -------------------------------------------------------------

                                                                    Appendix B-2

         THIS  WARRANT AND ANY  SECURITIES  ACQUIRED  UPON THE  EXERCISE OF THIS
         WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS TEL-SAVE HOLDINGS, INC. RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM ANY REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THE WARRANT ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE WARRANTHOLDER AND STOCKHOLDERS AGREEMENT AND THE VOTING TRUST AGREEMENT, EACH DATED AS OF FEBRUARY 22, 1997.

                       NONTRANSFERABLE WARRANT TO PURCHASE

                                 COMMON STOCK OF

                             TEL-SAVE HOLDINGS, INC.

Date of Grant: As of February 22, 1997 (as amended and restated as of May 14,1998).

Void after 5:00 PM. Eastern Standard Time on February 22, 2002

No. W-AOL-4

         FOR VALUE RECEIVED, Tel-Save Holdings, Inc., a Delaware corporation (together with its successors and assigns, the "Company") hereby certifies and agrees that America Online, Inc., a Delaware corporation ("AOL" and, in its capacity as the holder of this Warrant ("this Warrant"), together with its permitted successors and assigns, the "Holder"), with its principal address at 22000 AOL Way, Dulles, Virginia 20166-9323, is entitled, subject to the terms, conditions and adjustments hereof, to receive, in one or more exercises of this Warrant, from time to time, from the Company such number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") as is determined under Paragraph 1 hereof, during the period commencing at 9:00 AM, Eastern Standard Time on the date hereof (the "Commencement Date") and ending at 5:00 PM. Eastern Standard Time on the fifth anniversary of the date hereof (such time on such date, the "Termination Date") and at such respective times and for such numbers of Warrant Shares (as defined below) as are set forth in Paragraph 1 at an exercise price per share (the "Exercise Price") of U.S. $14.00. The number of shares of Common Stock issuable upon exercise of this Warrant, the number of shares vested and the exercise price per share shall be subject to further adjustment from time to time upon the occurrence of certain events as set forth below. This Warrant is one of the "Warrants" referenced in, and issued in conjunction with, the Telecommunications Marketing Agreement, dated as of February 22, 1997, as subsequently amended as of January 25, 1998 and as of May 14, 1998 (as so amended, the "Marketing Agreement"), among the Company, Tel-Save, Inc., a Pennsylvania corporation and wholly owned subsidiary of the Company ("TS"), and AOL.

         The shares of Common Stock or any other shares or other units of stock or other securities or property or any combination thereof receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to herein as the "Exercise Shares."

         Anything else herein to the contrary notwithstanding, if the "Effective Date" (as such term is defined in the Marketing Agreement) shall not have occurred by March 6, 1997, this Warrant automatically shall expire and shall be of no further force or effect.

1.   Exercise of Warrant; Issuance of Exercise Shares.

     (a) Exercise of Warrant. This Warrant may be exercised as to the then remaining Warrant Shares that have vested as provided herein by the Holder in whole at any time or in part from time to time on or after the Commencement Date and until and including the Termination Date as provided below. For purposes of this Warrant, "Warrant Shares" shall mean at any time such number of shares of Common Stock as shall have vested as of such time as follows:

          (i) such number of shares of Common Stock as shall equal the product of the Vesting Multiplier (as defined below) times the number (the "First Quarter Number") of (x) End Users (as such term is defined in the Marketing Agreement) for whom TS is providing Services, and (y) End Users as such term is defined in a certain Telecommunications Marketing Agreement, dated as of February 6, 1997, as amended, among the Company, TS, and CompuServe Interactive Services, Inc., a Delaware corporation) as of December 31, 1997 (the "First Vesting Date"), shall vest and shall be Warrant Shares hereunder as of such First Vesting Date;

          (ii) such number of additional shares of Common Stock as shall equal the product of the Vesting Multiplier times the amount by which (x) the number of End Users (each, a "Subsequent Quarter Number") for whom TS is providing Services as of the last day of each full calendar quarter (each, a "Subsequent Vesting Date") after the First Vesting Date and on or before the earlier of (x) the last day of the Term (as defined in the Marketing Agreement) or any Extension Period (as defined in the Marketing Agreement) and (y) the last day of the full calendar quarter in which the Marketing Agreement is terminated prior to the end of such Term or Extension Period, exceeds (y) the greater of the First Quarter Number and any prior Subsequent Quarter Number, shall vest and shall be Warrant Shares hereunder as of such Subsequent Vesting Date; and

          (iii) notwithstanding the foregoing, all shares of Common Stock shall vest and shall be Warrant Shares as of and upon a "Change of Control", as defined below;

     provided that, in no event will the aggregate number of Warrant Shares exceed 7,000,000, subject to further adjustment as provided in Paragraph 6 hereof and to successive reduction upon any exercise of this Warrant as provided below in this clause (a). For purposes hereof, the "Vesting Multiplier" shall be two (2), provided that, from and after the "Multiplier Adjustment Date" (as defined in the Marketing Agreement), the Vesting Multiplier as in effect as of such Date shall be doubled for purposes of subsequent vestings. "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

                           a. During any period of twelve consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new or replacement directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

                           b.  At  any  time   during   any   period  of  twelve
                  consecutive months, any "person" or "group" (each as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who or which was not an "Affiliate" (as defined in the Exchange Act) of the Company at the beginning of such period, becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares representing more than 50% of the combined voting power of the then-outstanding securities entitled to vote in the election of directors of the Company; or

                           c. Any merger or consolidation of the Company with or
                  into another corporation, or any merger of any other person into the Company unless the holders of shares of the Company immediately prior to such transaction are the owners, directly or indirectly, immediately following such transaction, of at least a majority of the total voting power of the corporation resulting from such transaction, or any sale of all or substantially all of the assets of the Company or Tel-Save, Inc. to any person (other than to one or more wholly owned subsidiaries of the Company);

provided that "Change of Control" shall in any event include any transaction respecting TS that is referred to in Section X.C.1.(c) of the Marketing Agreement.

     Following the Termination Date, in the absence of the exercise hereof, the Holder shall have no rights herein to acquire any Exercise Shares and this Warrant shall lapse as to such rights. This Warrant may be exercised on any business day by delivering to the Company at its principal office, presently located at the address of the Company set forth in Paragraph 9 hereof (or such other office of the Company as shall theretofore have been designated by the Company by written notice to the Holder), together with: (1) a completed and executed irrevocable Notice of Warrant Exercise in the form set forth in Appendix A hereto and made a part hereof, specifying therein the number of Warrant Shares (which shall not exceed the number thereof then remaining as to which this Warrant is then exercisable and as to which no Notice of Warrant Exercise has previously been given) with respect to which the Holder is then exercising its rights hereunder, and (2), subject, as indicated below, to the consent or election of the Company, within two (2) business days after receipt by the Company of such Notice of Warrant, delivery to the Company of the full Exercise Price as follows:

     (A) if the Company shall not have elected that such exercise shall be a "net issuance exercise" as provided in clause (C) of this Paragraph, payment of the full Exercise Price therefor, in immediately available funds, in which case the Company, pursuant to such Notice of Warrant Exercise from Holder, duly completed, and in accordance with Subparagraph 1(c) hereof, shall, upon receipt of this Warrant and the original executed copy of such Notice of Warrant Exercise and payment of such Exercise Price, issue, and deliver a certificate evidencing, such number of Exercise Shares as to which this Warrant shall have been exercised;

     (B) if the Company shall not have elected that such exercise shall be a "net issuance exercise" as provided in clause (C) of this Paragraph, arrangements with a brokerage firm under which such brokerage firm, on behalf of the Holder, shall pay the Company the Exercise Price, and the Company pursuant to an irrevocable notice from the Holder (the form of which is satisfactory to the Company), shall, upon receipt of this Warrant, such irrevocable notice and payment of such Exercise Price, promptly deliver the Exercise Shares being purchased to such firm; and

     (C) if the Company shall, upon receipt of a Notice of Warrant Exercise from the Holder as to Warrant Shares, and in its sole discretion, so elect, the Company may deliver a certificate evidencing such number of Exercise Shares as shall equal the quotient of (x) the product of (1) the difference between the Current Market Price (as defined in Subparagraph 6(e) hereof) on the date of delivery of such Notice of Warrant Exercise and the then Exercise Price, multiplied by (2) the number of Warrant Shares specified in such Notice of Warrant Exercise as to which this Warrant is to be exercised, divided by (y) the Current Market Price on the date of delivery of such Notice of Warrant Exercise (a "net issuance exercise"), in which event no payment in cash of the Exercise Price in respect of the Warrant Shares as to which such "net issuance exercise" applies need be made.

     (D) Notwithstanding the foregoing subparagraphs (A), (B) and (C), in the event of a Change of Control (as defined above), the Holder, and not the Company, may elect in its Notice of Warrant Exercise that the exercise shall be a "net issuance exercise", in which event the Company shall deliver a certificate evidencing such number of Exercise Shares as shall equal the quotient of (x) the product of (1) the difference between the Current Market Price (as defined in Subparagraph 6(e)) on the date of delivery of such Notice of Warrant Exercise and the then Exercise Price, multiplied by (2) the number of Warrant Shares specified in such Notice of Warrant Exercise as to which this Warrant is to be exercised, divided by (y) the Current Market Price on the date of delivery of such Notice of Warrant Exercise, in which event no payment in cash of the Exercise Price in respect of the Warrant Shares as to which such "net issuance exercise" applies need be made.

     Upon such exercise pursuant to a Notice of Warrant Exercise and issuance of such Exercise Shares, the number of Warrant Shares automatically shall be reduced by the number of Warrant Shares as to which this Warrant is to be exercised specified in such Notice of Warrant Exercise.

     In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant of like tenor evidencing the rights of the Holder thereof with respect to the balance of the Warrant Shares under the Warrant so surrendered.

     No adjustments shall be made for any cash dividends on Exercise Shares issuable upon exercise of this Warrant.

     (b) Issuance of Exercise Shares; Delivery of Warrant Certificates. The Company shall, as soon as practicable and in any event within three (3) business days after the exercise of this Warrant, issue in the name of the Holder (or such other person or persons, if any, as specifically permitted under the terms hereof and as the Holder shall have designated in the Notice of Warrant Exercise) one or more certificates representing the Exercise Shares to which the Holder (or such other person or persons) shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder (or such other person or persons so permitted and designated) shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant (including payment of the Exercise Price therefor).

     (c) Exercise Shares Fully Paid and Non-assessable. The Company agrees and covenants that all Exercise Shares issued or delivered upon the due exercise (including payment of the Exercise Price therefor) of this Warrant will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than those taxes that, pursuant to Paragraph 2 hereof, the Company shall not be obligated to pay), liens, charges and security interests created by or in favor of the Company with respect to the issuance thereof (other than the limitations on such Exercise Shares imposed by applicable securities laws and limitations expressly included in this Warrant).

     (d) Fractional Shares. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver certificates that evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this Subparagraph (d), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Price of the Exercise Share.



2. Payment of Taxes. The Company will pay all documentary stamp taxes and original issue or similar taxes, if any, attributable to the issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer of this Warrant or any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the Holder of this Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax required to be withheld or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

3. Mutilated or Missing Warrant. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of, this Warrant, if mutilated, or in lieu of and in substitution for this Warrant if lost, stolen or destroyed, a new Warrant of like tenor and in the same aggregate denomination (but reflecting the number of Warrant Shares as to which this Warrant was then exercisable), but only (i) in the case of loss, theft or destruction, upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, in the case of AOL as the Holder, AOL's indemnity, and, in the case of any other Person as the holder, indemnity or bond, if requested, in each case also reasonably satisfactory to the Company, and (ii) in the case of mutilation, upon surrender of this Warrant. The applicant for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4. Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including, without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5. Notices of Corporate Action. In the event of a proposal by the Company (or of which the Company shall have knowledge) for: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any statutory exchange, consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

     (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will deliver to the Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, statutory exchange, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, statutory exchange, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall with respect to Subparagraphs (a) and (b) hereof, be furnished at least 20 days prior to the date therein specified and, with respect to Subparagraph (c) hereof, be furnished promptly upon the commencement of any event described therein.

6. Adjustment of Exercise Price, Warrant Shares and Exercise Shares. The Exercise Price, the number of Warrant Shares, the Vesting Multiplier and the kind of Exercise Shares issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events after the date hereof as hereinafter provided. The Exercise Price in effect at any time, the number of Warrant Shares and the kind of securities issuable upon exercise of this Warrant shall be subject to adjustment as follows:

     (a) If the Company shall after the date hereof (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or classify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, such Holder would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2-for-1 stock dividend or stock split and the Exercise Price immediately prior to such event was $5.00 per share, the adjusted Exercise Price immediately after such event would be $2.50 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) In case the Company shall after the date hereof issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the Current Market Price of the Common Stock (as defined in Subparagraph (e) of this Paragraph below) on the record date mentioned below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Current Market Price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchases (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and, to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants, the Exercise Price for Warrant Shares as to which no exercise has been made shall be readjusted to the Exercise Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

     (c) If, after the date hereof, there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Subparagraph (a) and (b) above), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company (referred to in this Subparagraph (c) as a "Reclassification"), then, as a condition of such Reclassification, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reclassification by a holder of the number of shares of Common Stock that might have been purchased by the Holder immediately prior to such Reclassification, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

     (d) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Subparagraphs (a), (b) and (c) above, the number of Warrant Shares that have vested as of such time, the maximum number of Warrant Shares that may then be issuable pursuant to this Warrant and the then Vesting Multiplier applicable to the calculation of the number of shares of Common Stock that will vest after the date of such adjustment shall each simultaneously be adjusted by multiplying (x) each such number and the Vesting Multiplier by (y) a fraction, the numerator of which is the Exercise Price in effect just prior to such adjustment and the denominator of which is the Exercise Price, as adjusted.

     (e) For the purpose of any computation in this Warrant, the Current Market Price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 10 consecutive business days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and lowest reported asked prices as reported by NASDAQ, or other similar organizations if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors.

     (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least ten cents ($0.10) in such price; provided, however, that any adjustments that by reason of this Subparagraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Paragraph 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Paragraph 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such additional reductions in the Exercise Price, in addition to those required by this Paragraph 6, as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to purchase Common Stock or distribution of evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this Paragraph 6 hereafter made by the Company to the Holders of its Common Stock shall not result in any tax to the Holders of its Common Stock or securities convertible into Common Stock.


     (g) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly cause a notice, setting forth the adjusted Exercise Price and adjusted number of Warrant Shares as to which a Notice of Warrant Exercise may be given under this Warrant, to be mailed to the Holders, at their last addresses appearing in the books of the Company, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Paragraph 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.


     (h) In the event that at any time, as a result of an adjustment made pursuant to Subparagraph 6(a) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subparagraphs (a) to (e), inclusive, of Paragraph 6 above.


     (i) Irrespective of any adjustments in the Exercise Price, the number of Warrant Shares or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued in exchange or substitution for this Warrant or any part thereof may continue to express the same price and number and kind of shares as are stated in this Warrant.

     (j)  Whenever  the  Exercise  Price  shall be  adjusted  as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and, in the case of an Exercise Price adjustment, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, mail a copy by
certified   mail  or  such   certificate   to  the   Holder.

7.   Restrictions on Transferability; Restrictive Legends; Indemnification

     (a) Neither this Warrant nor the right to exercise this Warrant or to receive Exercise Shares upon any such exercise may be sold, assigned or transferred by the Holder, except that this Warrant and such rights may be transferred, upon compliance with the other Subparagraphs of this Paragraph 7, by AOL, as the Holder, to (i) any successor to AOL by reason of a merger, consolidation or statutory exchange of AOL or any successor to all or substantially all of AOL's assets if such successor assumes in writing this Warrant and all of AOL's liabilities and obligations under the Marketing Agreement (ii) to any subsidiary or affiliate of AOL; provided that AOL owns voting stock of such subsidiary or affiliate entitling AOL to at least 80% of the voting powers thereof at the election of directors. Any sale, assignment or transfer of this Warrant in violation of this Paragraph 7 is null and void as of the time of such transfer.

     (b) No Exercise Share may be offered for sale or sold, or otherwise transferred or sold in any transaction that would constitute a sale thereof within the meaning of the Securities Act, unless (i) such security has been registered for sale under the Securities Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) an exemption from the registration requirements of the Securities Act and the registration or qualifications requirements of all such state securities laws are available and the Company shall have received an opinion of counsel (which may be an opinion that covers multiple or all subsequent sales) satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act, such counsel and such opinion to be reasonably satisfactory to the Company.

     (c) Except as otherwise permitted by this Paragraph 7, this Warrant and any Warrant issued upon direct or indirect transfer of or in substitution for this Warrant or any part thereof shall be stamped or otherwise imprinted with a legend substantially in the form of the legend with respect to transfer limitation and securities acts at the head of this Warrant.

     (d) Except as otherwise permitted by this Paragraph 7, each certificate for an Exercise Share issued upon exercise of this Warrant or any Warrant issued upon direct or indirect transfer of or in substitution for this Warrant or any part thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

              The  shares   represented  by  this  certificate  are  subject  to
          restrictions imposed by the federal Securities Act of 1933, as amended, and applicable state securities laws. The shares may not be sold or transferred in the absence of registration or an exemption therefrom under such Securities Act of 1933 and such applicable state securities laws. All shares represented by this certificate are subject to the terms and conditions of a Warrantholder and Stockholders Agreement, dated as of February 22, 1997, and a Voting Trust Agreement, dated as of the same date, both of which may be examined at the offices of Tel-Save Holdings, Inc., New Hope, Pennsylvania.

     (e) The Company shall, at the request of any registered holder of an Exercise Share, exchange the certificate representing such security for a certificate representing the same security not bearing the restrictive legend required by Subparagraph 7(d) if the Exercise Shares may be sold or transferred pursuant to the provisions of Rule 144(k) and, in the reasonable opinion of counsel to the Company, such restrictive legend is no longer necessary.

     (f) The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising solely from the disposition of this Warrant or any Exercise Share held by such Holder or any interest therein in violation of the provisions of this paragraph 7.

     (g) The Holder of this Warrant is entitled to the benefit of such registration rights in respect of the Shares of Common Stock issuable to such Holder upon exercise of the Warrants as are set forth in the Warrantholder and Stockholders Agreement, dated as of February 22, 1997, among the Company, Tel-Save, Inc., a Pennsylvania corporation and wholly owned subsidiary of the Company and the Holder.

8. Company Representations and Warranties. Company hereby represents and warrants to AOL as follows:

     (a) Due Organization: Good Standing. Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and (ii) has the corporate power and authority to own its properties and assets and to carry on its business as now conducted.

     (b) Authorization. The execution, delivery and performance by Company of this Warrant are within its corporate powers and have been duly authorized by all necessary corporate action.

     (c) No Conflict. The execution, delivery and performance by Company of this Warrant do not contravene any provision of its charter or by-laws, and do not conflict with, result in a breach of, or constitute a default under, any agreement, instrument, covenant or other restriction to which the Company is a party or by which it or any of its assets is bound.

     (d) Enforceability. This Warrant is the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other laws affecting creditors' rights generally or by the availability of equitable remedies.

     (e) Capitalization. As of February 13, 1997, the authorized equity capitalization of Company consists of 100,000,000 shares of Common Stock, par value $.01 per share, of which 62,887,998 shares were issued and outstanding, 10,503,800 shares were reserved for issuance upon the exercise of outstanding options or warrants and no shares were held in treasury and 5,000,000 shares of undesignated Preferred Stock, par value $.01 per share, of which no shares were issued and outstanding. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant. Upon issuance of the shares of Common Stock upon exercise of this Warrant, such shares will have been duly authorized and validly issued and will be fully paid and nonassessable shares of Common Stock of the Company, and not subject to preemptive rights or rights of first refusal.

     (f) Commission Filings. Company has made available to AOL copies of Company's (i) Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended, and (ii) filings by Company under the Securities Act and other filings by Company under the Exchange Act, in each case since January 1, 1998 and as filed with the SEC. Company has filed all reports, registration statements and other documents (the "SEC Reports") required to be filed under the Exchange Act and the rules and regulations thereunder, the SEC Reports complied, in all material respects, with the requirements of the Exchange Act, such compliance to be determined, to the extent applicable, in accordance with the standards applied to the reports in the following two sentences. As of their respective dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Notices. All notices or other communications under this Warrant shall be in writing and shall be deemed to have been given if delivered by hand or mailed by certified mail, postage prepaid, return receipt requested, or delivered by facsimile transmission (which shall be followed by delivery of an original copy), addressed as follows:

                          If to the Company:

                          Tel-Save Holdings, Inc.
                          6805 Route 202
                          New Hope, PA 18938
                          Facsimile No. 215-862-1083

                          with a copy to:

                          Aloysius T. Lawn, IV, Esquire
                          General Counsel and Secretary
                          Tel-Save Holdings, Inc.
                          6805 Route 202
                          New Hope, PA 18938
                          Facsimile No. 215-862-1085

                          and to the Holder:

                          American Online, Inc.
                          22000 AOL Way
                          Dulles, VA 20166

                          Attn:   General Counsel
                                  with a copy to:
                                  Head of Business Affairs

                          Facsimile No. 703-265-2208

     Either of the Company or the Holder may from time to time change the address or facsimile number to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 9.

10. Supplements and Amendments. Except as otherwise provided herein, this Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

11. Severability. If for any reason any provision, paragraph or term of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

12. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of said State.

13. Entire Agreement. This Warrant consists of all the terms and conditions contained herein and all documents incorporated herein specifically by reference and constitutes the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to the rights and obligations provided hereunder.

14. Headings; Construction. Paragraph and Subparagraph headings used herein are included herein for conveniences of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose. The words "herein," "hereof," "hereby," "hereto," "hereunder" and words of similar import refer to this Warrant as a whole and not to any particular article, section, paragraph, subparagraph or other subdivision of this Warrant. Defined terms shall include the plural and the singular as the context shall require.

15. Consent and Acknowledgment of Holder. The terms and conditions of this Warrant are agreed and consented to by the Holder, as evidenced by Holder's signature on the line provided below. This Warrant shall bind and be enforceable by and against the Holder and such Holder's successors, heirs, estates, representatives and assigns and the Company and its successors and assigns.

     IN WITNESS WHEREOF, the Company and the Holder have caused these presents to be duly executed as of the day and year written above.

                                               TEL-SAVE HOLDINGS, INC.

                                               By:/s/ Daniel Borislow
                                                  -----------------------
                                                  Name:  Daniel Borislow
                                                  Title:  Chairman & CEO

Accepted by:

AMERICA ONLINE, INC.

By:/s/ David M. Colburn
   ----------------------
   Name:  David M. Colburn
   Title:  Senior Vice President

                                   APPENDIX A

                           NOTICE OF WARRANT EXERCISE

     Pursuant to the attached Warrant ("Warrant"), by and between the undersigned and Tel-Save Holdings, Inc., a Delaware corporation (the "Company"), dated as of February 22, 1997(as amended and restated as of [ ], 1998), the undersigned hereby irrevocably elects to exercise the Warrant with respect to ___________________ Warrant Shares (as such term is defined in the Warrant) as provided for therein. [The undersigned hereby also elects that the exercise shall be a "net issuance exercise" as provided in Section 1(a) of the Warrant.]

     The undersigned requests that a certificate for the Exercise Shares issuable in accordance with the terms of the Warrant upon the exercise as requested above be issued in the name of:

------------------------------------------------------

--------------------------------------------------------------------------------
(Please print name, address and social security number)

Dated:
             -------------------------------------------------------------
Address:
             -------------------------------------------------------------

             -------------------------------------------------------------

             -------------------------------------------------------------
Signature:
             -------------------------------------------------------------